                                                                    EXHIBIT 10.3


                               SECURITY AGREEMENT


     SECURITY AGREEMENT dated as of October 9, 1997 (as amended and modified, the "Security Agreement" or this "Agreement") among T/SF COMMUNICATIONS
     ------------------           ---------
CORPORATION, a Delaware corporation (the "Borrower"), and the subsidiaries and
                                          --------
affiliates identified on the signature pages hereto and such other subsidiaries and affiliates as may hereafter join this Security Agreement (as referenced in the Credit Agreement, the "Guarantors" and collectively with the Borrower but
                           ----------
excluding VSA-T/SF and Fir Tree, the "SA Credit Parties") and FIRST UNION
                                      -----------------
NATIONAL BANK, as Administrative Agent (in such capacity, the "Administrative
                                                               --------------
Agent") for the Lenders under the Credit Agreement described below and any
-----
Affiliates of Lenders which provide Interest Protection Agreements as hereafter provided (collectively, the "Lenders").
                             -------


                              W I T N E S S E T H

     WHEREAS, the Lenders have severally agreed to make loans and extensions of credit to the Borrower upon the terms and conditions provided in the terms of that Credit Agreement dated as of the date hereof (as amended and modified, the "Credit Agreement") among the Borrower, the Lenders identified therein and First
 ----------------
Union National Bank, as Administrative Agent, and the Guarantors have jointly and severally agreed pursuant to the Guaranty to guaranty each of the payment and performance obligations of each of the Borrower and each Credit Party under the Credit Agreement and each other Credit Document to which any of the Borrower or any Credit Party is a party;

     WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and the obligations of the Lenders to make their respective loans and extensions of credit to the Borrower thereunder that the SA Credit Parties shall have executed and delivered this Security Agreement to the Administrative Agent for the ratable benefit of the Lenders;

     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans and extensions of credit thereunder, the SA Credit Parties hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

     1.  Defined Terms.
         -------------

     1.1  Definitions.  (a) Unless otherwise defined herein, terms defined in
          -----------
the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the Uniform Commercial Code in effect in the State of North Carolina on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Instruments, Inventory and Proceeds. For purposes of this Agreement, the term "Lender" shall include any Affiliate of
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any Lender which has entered into an Interest Protection Agreement with a SA
Credit Party to the extent permitted by the Credit Agreement.

     (b) The following terms shall have the following meanings:

     "Agreement":  this Security Agreement, as the same may be amended,
      ---------
     supplemented or otherwise modified from time to time.

     "Code":  the Uniform Commercial Code as from time to time in effect in the
      ----
     State of North Carolina.

     "Collateral":  as defined in Section 2 of this Agreement; provided that
      ----------                                               --------
     Collateral shall not include any property which is subject to a Lien permitted under Section 6.2 of the Credit Agreement securing indebtedness permitted under Section 6.1 of the Credit Agreement to the extent that the grant of a security interest hereunder would be prohibited by such Lien or by the terms of such indebtedness.

     "Collateral Account":  any collateral account established by the
      ------------------
     Administrative Agent as provided in subsection 3.3 or subsection 7.2.

     "Contracts": all contracts and agreements to which a SA Credit Party is a
      ---------
     party, as each may be amended, supplemented or otherwise modified from time to time, including, without limitation, (a) all rights of a SA Credit Party to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of a SA Credit Party to damages arising out of or for breach or default in respect thereof and (c) all rights of a SA Credit Party to exercise all remedies thereunder.

     "Copyright Licenses":  any written agreement, naming any SA Credit Party as
      ------------------
     licensor, granting any right under any Copyright including, without limitation, any thereof referred to in Schedule 3 hereto.
                                            ----------

     "Copyrights":  (i) all registered United States copyrights in all Works,
      ----------
     now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright office including, without limitation, any thereof referred to in Schedule 3 hereto, and (ii) all renewals thereof
                            ----------
     including, without limitation, any thereof referred to in Schedule 3
                                                               ----------
     hereto.

          "Intellectual Property":  collectively, all Copyrights, Copyright
           ---------------------
     Licenses, Patents, Patent Licenses, Trademarks and Trademark Licenses, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to Copyrights or Copyright Licenses, the Patents or Patent Licenses or Trademarks or Trademark Licenses, including those listed on the Schedules hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; and (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held.

     "Patent License":  all agreements, whether written or oral, providing for
      --------------
     the grant by or to a SA Credit Party of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 4 hereto.
                            ----------

     "Patents":  (a) all letters patent of the United States or any other
      -------
     country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 4 hereto, and (b) all
                                            ----------
     applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 4
                                                               ----------
     hereto.

     "Secured Obligations":  the collective reference to the following:
      -------------------

     (a) All unpaid principal of and interest on (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and other obligations owing under the Credit Agreement and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Notes, this Security Agreement, the other Credit Documents, any Interest Protection Agreements with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of the Credit Agreement, this Security Agreement, any other Credit Document or any Interest Protection Agreements with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement); and

     (b) the prompt payment, performance and observance by the Guarantors of all obligations of the Guarantors under the Guaranty and under this Security Agreement and the other Credit Documents to which the Guarantors are a party, or under any Interest Protection Agreement with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement, to which such Guarantor is a party or any guaranty is given by it in connection therewith; and

     (c) All other indebtedness, liabilities and obligations of any kind or nature, now existing or hereafter arising, owing by the SA Credit Parties to any Lender or the Administrative Agent, arising under this Security Agreement or any of the other Credit Documents, whether primary, secondary, direct, contingent, or joint and several; and

     (d) All liabilities and obligations, now existing or hereafter arising, owing by the Borrower to any Lender or any Affiliate of a Lender arising under Interest Protection Agreements with a Lender or an Affiliate of a Lender to the extent permitted under the Credit Agreement.

     "Trademark License":  means any agreement, written or oral, providing for
      -----------------
     the grant by or to a SA Credit Party of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 5
                                                               ----------
     hereto.

     "Trademarks":  (a) all trademarks, trade names, corporate names, company
      ----------
     names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 5
                                                               ----------
     hereto, and (b) all renewals thereof.

     "Work":  any work which is subject to copyright protection pursuant to
      ----
     Title 17 of the United States Code.

     1.2  Other Definitional Provisions.  (a) The words "hereof," "herein" and
          -----------------------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     2.  Grant of Security Interest.  As collateral security for the prompt and
         --------------------------
complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each of the SA Credit Parties hereby grants to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in all of the following property now owned or at any time hereafter acquired by such SA Credit Party or in which such SA Credit Party now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
                    ----------

     (a)  all Accounts;

     (b)  all Chattel Paper;

     (c)  all Contracts;

     (d)  all Copyrights;

     (e)  all Copyright Licenses;

     (f)  all Documents;

     (g)  all Equipment;

     (h)  all Fixtures

     (i)  all General Intangibles, including the Contracts;

     (j)  all Instruments;

     (k)  all Intellectual Property;

     (l)  all Inventory;

     (m)  all Patents;

     (n)  all Patent Licenses;

     (o)  all Trademarks;

     (p)  all Trademark Licenses;

     (q) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks, and related data processing software (owned by such SA Credit Party or in which it has an interest) that at any time evidence or contain information relating to any Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

     (r) to the extent not otherwise included, all other tangible and intangible personal property and fixtures of such SA Credit Party and all Proceeds and products of any and all of the foregoing;

     This Agreement shall create a continuing security interest in the Collateral which shall remain in effect until all the Secured Obligations, now existing or hereafter arising, shall have been paid in full, the commitments relating thereto shall have been terminated and the Credit Agreement and the other Credit Documents shall no longer be in effect.

     3.  Provisions Relating to Accounts.
         -------------------------------

     3.1  SA Credit Parties Remain Liable under Accounts.  Anything herein to
          ----------------------------------------------
the contrary notwithstanding, each of the SA Credit Parties shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of a SA Credit Party under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     3.2  Analysis of Accounts.  The Administrative Agent shall have the right,
          --------------------
at any time after the occurrence and during the continuance of an Event of Default, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the SA Credit Parties shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuation of an Event of Default, upon the Administrative Agent's request and at the expense of the SA Credit Parties, the SA Credit Parties shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Administrative Agent in its own name or in the name of others may, after the occurrence of an Event of Default and during the continuance, communicate with account debtors on the Accounts to verify with them to the Administrative Agent's satisfaction the existence, amount and terms of any Accounts.

     3.3  Collections on Accounts. (a) The Administrative Agent hereby
          -----------------------
authorizes the SA Credit Parties to collect the Accounts, provided that the
                                                          --------
Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the SA

Credit Parties, (i) shall be forthwith (and, in any event, within two Business
Days) deposited by the SA Credit Parties in a Collateral Account maintained under the sole dominion and control of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Lenders only as provided in subsection 7.3, and (ii) until so turned over, shall be held by the SA Credit Parties in trust for the Administrative Agent and the Lenders, segregated from other funds of the SA Credit Parties.

     (b) Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At the Administrative Agent's request after the occurrence and during the continuance of an Event of Default, the SA Credit Parties shall deliver to the Administrative Agent all original and other documents in their possession or control (or as to which they have a right or ability to get) evidencing, and relating to, the agreements and transactions which gave rise to the Accounts.

     4.  Provisions Relating to Contracts.
         --------------------------------

     4.1  SA Credit Parties Remain Liable under Contracts.  Anything herein to
          -----------------------------------------------
the contrary notwithstanding, each of the SA Credit Parties shall remain liable under each of the Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Administrative Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any such Lender of any payment relating to such Contract pursuant hereto, nor shall the Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of a SA Credit Party under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     4.2  Communication with Contracting Parties.  The Administrative Agent in
          --------------------------------------
its own name or in the name of others at any time after the occurrence and during the continuance of an Event of Default may communicate with parties to the Contracts to verify with them to the Agent's satisfaction the existence, amount and terms of any Contract.

     5.  Representations and Warranties.  Each of the SA Credit Parties hereby
         ------------------------------
represents and warrants that:

     5.1  Title; No Other Liens.  Except for Permitted Liens, each SA Credit
          ---------------------
Party owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed with respect to Permitted Liens.

     5.2  Perfected First Priority Liens.  The security interests granted
          ------------------------------
pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 attached hereto, and possession of such Collateral with
             ----------
respect to which perfection is acquired by possession, will constitute perfected security interests in the Collateral in favor of the Administrative Agent, for the ratable benefit of the Lenders, (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens and (c) are enforceable as such against all creditors of and purchasers from the SA Credit Party (except purchasers of Inventory in the ordinary course of business).

     5.3  Inventory and Equipment.  The Inventory and the Equipment of the SA
          -----------------------
Credit Party are kept at the locations listed on Schedule 1 hereto.  Insurance
                                                 ----------
covering the Inventory and Equipment against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such types and in such amounts as are customarily carried under similar circumstances by such other corporations (hereinafter referred to as "Customary Business Insurance"), has
                                          ----------------------------
been obtained with financially sound and reputable insurers and such insurance is in full force and effect and will remain in full force and effect so long as any Secured Obligation remains unpaid or unsatisfied.

     5.4  Chief Executive Office.  The SA Credit Party's chief executive office
          ----------------------
and chief place of business, and the place where it keeps its books and records, is located at the address shown on Schedule 1.
                                   ----------

     5.5  Farm Products.  None of the Collateral constitutes, or is the Proceeds
          -------------
of, Farm Products.

     5.6  Representations and Warranties Relating to Contracts.  (a) SA Credit
          ----------------------------------------------------
Party will provide notice to the Administrative Agent within sixty (60) days of the Closing Date as to whether the consent of any party (other than the SA Credit Party) to any material Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement. In the event that any such consent is required, such SA Credit Party will use its reasonable good faith efforts to obtain such consent as soon as practical after the Closing Date and will promptly provide the Administrative Agent with originals of all consents obtained. Within six (6) months from the Closing Date, such SA Credit Party will provide the Administrative Agent information relating to which consents, if any, it has been unable to procure.

     (b) Each material Contract is in full force and effect, constitutes a valid and legally enforceable obligation of the parties thereto, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and is in compliance in all material respects with all applicable laws concerning form, content and manner of preparation and execution, including, but not limited to, where applicable, consumer credit laws.

     (c) No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of any material Contract by any party thereto other than those which have been duly obtained, made or performed, are in full force and effect and do not subject the scope of any such Contract to any material adverse limitation, either specific or general in nature.

     (d) Neither the SA Credit Party nor (to the best of the SA Credit Party's knowledge) any other party to any material Contract is in default in any material respects in the performance or observance of any of the terms thereof.

     (e) The SA Credit Party has fully performed in all material respects all its obligations under each material Contract.

     (f) The right, title and interest of the SA Credit Party in, to and under each material Contract are not subject, to the best of the SA Credit Party's knowledge, to any defense, offset, counterclaim or claim which would materially adversely affect the value of such Contract as Collateral, nor have any of the foregoing been asserted or alleged against the SA Credit Party as to any Contract.

     (g) No amount payable to the SA Credit Party under or in connection with any material Contract is evidenced by any Instrument or Chattel Paper which has not been delivered to the Administrative Agent.

     (h) Except as set forth on Schedule 6 hereto, none of the parties to any
                                ----------
material Contracts is a Governmental Authority.

     5.7  Copyrights, Patents and Trademarks.  (a) Schedule 3 hereto includes
          ----------------------------------       ----------
all Copyrights and Copyright Licenses owned by the SA Credit Party in its own name as of the date hereof. Schedule 4 hereto includes all Patents and Patent
                            ----------
Licenses owned by the SA Credit Party in its own name as of the date hereof.

Schedule 5 hereto includes all Trademarks and Trademark Licenses owned by the SA
----------
Credit Party in its own name as of the date hereof. Registrations, if any, of each such Copyright, Patent or Trademark is described in the applicable Schedule.

     (b) To the best of the SA Credit Party's knowledge, each Copyright, Patent and Trademark of the SA Credit Party is valid, subsisting, unexpired, enforceable and has not been abandoned, and such SA Credit Party has not done anything to authorize or enable any other Person to use any such Copyright, Patent or Trademark.

     (c) Except as set forth in either Schedule 4 or Schedule 5, none of such
                                       ----------    ----------
Copyrights, Patents and Trademarks is the subject of any licensing, use or franchise agreement.

     (d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any Copyright, Patent or Trademark.

     (e) No action or proceeding is pending seeking to limit, cancel or question the validity of any Copyright, Patent or Trademark, or which, if adversely determined, would have a material adverse effect on the value of any Copyright, Patent or Trademark.

     (f) All registrations listed in Schedule 3, Schedule 4 or Schedule 5 with respect to any Copyright, Patent or Trademark is valid and is in full force and effect.

     (g) No SA Credit Party owns any Trademark registered in the United States of America that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Collateral.

     6.  Covenants.  Each of the SA Credit Parties covenants and agrees with the
         ---------
Administrative Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

     6.1  Delivery of Instruments and Chattel Paper.  If any amount payable
          -----------------------------------------
under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

     6.2  Marking of Records.  At the request of the Administrative Agent upon
          ------------------
the occurrence and during the continuation of an Event of Default, the SA Credit Party will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests created hereby.

     6.3  Maintenance of Perfected Security Interest; Further Documentation. (a)
          -----------------------------------------------------------------
The SA Credit Party shall maintain the security interest created by this Agreement as a perfected security interest subject only to the Liens permitted to exist pursuant to the Credit Agreement and shall defend such security interest against claims and demands of all Persons whomsoever.

     (b) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of the SA Credit Party, the SA Credit Party will promptly and duly execute and deliver such further instruments and documents and take such further action (including without limitation all actions required under the Federal Assignment of Claims Act or any similar state statute) as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

     6.4  Changes in Locations, Name, etc.  The SA Credit Party will not:
          -------------------------------

     (a) permit any of the Inventory or Equipment to be kept at a location other than those listed on Schedule 5 hereto, unless it shall have given the
                          ----------
     Administrative

     Agent and the Lenders at least 30 days, prior written notice of such change and any filings required under the Uniform Commercial Code in effect in the affected jurisdiction to maintain the perfected security interest granted pursuant to this Agreement shall have been made, except that Equipment may be moved from such location for a reasonable period of time for purposes of repair of such Equipment or for testing in the ordinary cause of business;

     (b) change the location of its chief executive office and chief place of business or the location at which it maintains its books and records from that specified in subsection 5.4, unless it shall have given the Administrative Agent and the Lenders at least 30 days' prior written notice of such change and any filings required under the Uniform Commercial Code in effect in the affected jurisdiction to maintain the perfected security interest granted pursuant to this Agreement shall have been made; or

     (c) change its name, identity or corporate structure to such an extent that any financing statement filed by the Administrative Agent in connection with this Agreement would become seriously misleading, unless it shall have given the Administrative Agent and the Lenders at least 30 days' prior written notice of such change and any filings required under the Uniform Commercial Code in effect in the affected jurisdiction to maintain the perfected security interest granted pursuant to this Agreement shall have been made.

     6.5  Further Identification of Collateral.  The SA Credit Party will
          ------------------------------------
furnish to the Administrative Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

     6.6  Indemnification.  The SA Credit Parties agree to indemnify, and to
          ---------------
save the Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral and (iii) in connection with any of the transactions contemplated by this Agreement, except for any such liabilities which result from the gross negligence or willful misconduct of the Administrative Agent.
In any suit, proceeding or action brought by the Administrative Agent or any Lender under any Account for any sum owing thereunder, the SA Credit Party will save, indemnify and keep the Administrative Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor thereunder, arising out of a breach by the SA Credit Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or its successors from the SA Credit Party, except for any such liabilities which result from the gross negligence or willful misconduct of the Administrative Agent.

     6.7  Covenants Relating to Accounts Upon Default.  At any time after the
          -------------------------------------------
occurrence and during the continuation of an Event of Default:

     (a) the amount represented by the SA Credit Party to the Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder;

     (b) the SA Credit Party will not amend, modify, terminate or waive any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of the Accounts as Collateral;

     (c) the SA Credit Party will not fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination);

     (d) the SA Credit Party will not fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account; and

     (e) other than in the ordinary course of business as generally conducted by the SA Credit Party, the SA Credit Party will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

     6.8  Covenants Relating to Contracts. (a) The SA Credit Party will perform
          -------------------------------
and comply in all material respects with all its obligations under the material Contracts and all its other material contractual obligations relating to the Collateral.

     (b) The SA Credit Party will not amend, modify, terminate or waive any provision of any material Contract in any manner which could reasonably be expected to materially adversely affect the value of such material Contract as Collateral.

     (c) The SA Credit Party will not fail to exercise promptly and diligently each and every material right which it may have under each material Contract (other than any right of termination).

     (d) The SA Credit Party will not fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any material Contract.

     (e) In any suit, proceeding or action brought by the Administrative Agent or any Lender under any material Contract for any sum owing thereunder, or to enforce any provisions of any material Contract, the SA Credit Party will save, indemnify and keep the Administrative

Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the obligor thereunder, arising out of a breach by the SA Credit Party of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligor or its successors from the SA Credit Party except for any such expense, loss or damage which results from the gross negligence or the willful misconduct of the Administrative Agent or such Lender.

     (f) No SA Credit Party will directly or indirectly sell any of its Accounts.

     6.9  Covenants Relating to Copyrights.  (a) The SA Credit Party will employ
          --------------------------------
the Copyright for each Work with such notice of copyright as may be required by law to secure copyright protection.

     (b) The SA Credit Party will not do any act or knowingly omit to do any act whereby any material Copyright may become invalidated and (i) will not do any act, or omit to do any act, whereby any material Copyright may become injected into the public domain; (ii) shall notify the Administrative Agent immediately if it knows, or has reason to know, that any material Copyright may become injected into the public domain or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding the SA Credit Party's ownership of any such Copyright or its validity;
(iii) will take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each material Copyright owned by the SA Credit Party including, without limitation, filing of applications for renewal where necessary; and (iv) will promptly notify the Administrative Agent of any material infringement of any material Copyright of the SA Credit Party of which it becomes aware and will take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

     6.10  Covenants Relating to Patents and Trademarks.  (a) The SA Credit
           --------------------------------------------
Party (either itself or through licensees) will, with respect to each material Trademark, (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

     (b) The SA Credit Party will not, with respect to any material Patent do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

     (c) The SA Credit Party will notify the Administrative Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any material Patent or Trademark may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the SA Credit Party's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

     (d) Whenever the SA Credit Party, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the SA Credit Party shall report such filing to the Administrative Agent and the Lenders within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, the SA Credit Party shall execute and deliver any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Administrative Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the SA Credit Party relating thereto or represented thereby.

     (e) The SA Credit Party will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, unless the SA Credit Party shall reasonably determine that i) the applicable Patent or Trademark is of negligible economic value to it.

     (f) In the event that any material Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the SA Credit Party shall promptly notify the Administrative Agent and the Lenders after it learns thereof and shall, unless the SA Credit Party shall reasonably determine that the likelihood of success of such action is slight, which determination the SA Credit Party shall promptly report to the Administrative Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the SA Credit Party shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

     6.11  Covenants Regarding Equipment.  Each SA Credit Party will at its own
           -----------------------------
expense maintain or cause to be maintained Customary Business Insurance in respect of Equipment and shall apply the proceeds of such insurance in accordance with the terms of the Credit Agreement. Each Grantor shall maintain or cause to be maintained, to the extent required by sound business practices, all Equipment used by such SA Credit Party in its business in good repair, working order and condition and shall make all necessary replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. Each SA Credit Party, promptly on demand therefor by the Administrative Agent (and in any event within ten (10) days of demand) shall use its good faith efforts (provided upon the occurrence and continuance of a Default or an Event of Default such SA Credit Party shall use its best efforts) to deliver to the Administrative Agent any and all evidence of ownership of any of the Equipment.

     7.  Remedies.
         --------

     7.1  Notice to Account Debtors and Contract Parties.  Upon the request of
          ----------------------------------------------
the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, the SA Credit Parties shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Administrative Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Administrative Agent.

     7.2  Proceeds to be Turned Over To Administrative Agent.  In addition to
          --------------------------------------------------
the rights of the Administrative Agent and the Lenders specified in subsection
3.3 with respect to payments of Accounts, upon the request of the Administrative Agent after the occurrence during the continuance of an Event of Default all Proceeds received by the SA Credit Parties consisting of cash, checks and other near-cash items shall be held by the SA Credit Parties in trust for the Administrative Agent and the Lenders, segregated from other funds of the SA Credit Parties, and shall, forthwith upon receipt by the SA Credit Parties, be turned over to the Administrative Agent in the exact form received by the SA Credit Parties (duly endorsed by the SA Credit Parties to the Administrative Agent, if required) and held by the Administrative Agent in a Collateral Account maintained under the sole dominion and control of the Administrative Agent. All Proceeds while held by the Administrative Agent in a Collateral Account (or by the SA Credit Parties in trust for the Administrative Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in subsection 7.3.

     7.3   Application of Proceeds. At any time after an Event of Default shall
           -----------------------
have occurred and be continuing, at the Administrative Agent's election, the Administrative Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Administrative Agent may elect, and any part of such funds which the Administrative Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Administrative Agent to the SA Credit Parties or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the SA Credit Parties or to whomsoever may be lawfully entitled to receive the same.

     7.4  Code Remedies.  At any time after an Event of Default shall have
          -------------
occurred and be continuing, the Administrative Agent, on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the SA Credit Parties or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in a SA Credit Parties, which right or equity is hereby waived or released. The SA Credit Parties further agree, at the Administrative Agent's request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the respective SA Credit Party's premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Administrative Agent account for the surplus, if any, to each of the SA Credit Parties. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if received by the SA Credit Parties at least 10 days before such sale or other disposition.

     7.5  Intellectual Property.  (a)  For the purpose of enabling the
          ---------------------
Administrative Agent to exercise rights and remedies hereunder after the occurrence and during the continuation of an Event of Default, and for no other purpose, each SA Credit Party hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any SA Credit Party) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such SA Credit Party, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

     (b) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 6.5 of the Credit Agreement that limit the right of the SA Credit Parties to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the SA Credit Parties will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall from time to time, upon the request of any SA Credit Party, execute and deliver any instruments, certificates or other documents, in the form so requested and at the sole risk and expense of the SA Credit Parties, that any SA Credit Party shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (a) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations and cancellation or termination of the commitments relating or release of the Collateral, the license granted pursuant to clause (a) immediately above shall automatically terminate. The exercise of rights and remedies hereunder shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the SA Credit Parties as provided herein.

     7.6  Deposit Accounts.  Upon the occurrence and during the continuance of
          ----------------
an Event of Default, the Administrative Agent may exercise dominion and control over, and refuse to permit further withdrawals (whether of money, securities, instruments or other property) from, deposit accounts maintained with the Administrative Agent or any Lender constituting part of the Collateral.

     7.7  Deficiency.  The SA Credit Parties shall remain liable for any
          ----------
deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

     8.  Administrative Agent's Appointment as Attorney-in-Fact; Administrative
         ----------------------------------------------------------------------
Agent's Performance of SA Credit Parties' Secured Obligations.
-------------------------------------------------------------

     8.1  Powers.  Each of the SA Credit Parties hereby irrevocably constitutes
          ------
and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such SA Credit Party and in the name of such SA Credit Party or in its own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to secure the Secured Obligations and grant security interests in the Collateral as contemplated by this Agreement, and, without limiting the generality of the foregoing, each SA Credit Party hereby gives the Administrative Agent the power and right, on behalf of such SA Credit Party, without notice to or assent by such SA Credit Party to do the following:

     (a) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the

     Administrative Agent for the purpose of collecting any and all such moneys due under any Account, Instrument or General Intangible or with respect to any other Collateral whenever payable;

     (b) in the case of any Copyrights, Patents or Trademarks, to execute and deliver any and all agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent's and the Lenders', security interest in any copyright, Patent or Trademark and the goodwill and general intangibles of the SA Credit Party relating thereto or represented thereby;

     (c) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms hereof or of any Credit Document and to pay any part of the premiums therefor and the costs thereof;

     (d) to execute, in connection with the sale provided for in Section 7.4 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

     (e) (i) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
     (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against the SA Credit Party with respect to any Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; (vii) to assign or grant licenses to any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (viii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent's option and the SA Credit Party's expense, at any time, or from time to time, all reasonable acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent's and the Lenders' security interests therein and to effect the intent of this Agreement, all as fully and effectively as the SA Credit Party might do.

The Administrative Agent agrees that, except after the occurrence and during the continuation of an Event of Default, it will forbear from exercising the power of attorney or any rights granted to the Administrative Agent pursuant to this subsection 8.1.

     8.2  Performance by Administrative Agent of SA Credit Party's Secured
          ----------------------------------------------------------------
Obligations.  If the SA Credit Parties fail to perform or comply with any of
-----------
their agreements contained herein after a request from the Administrative Agent, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     8.3  SA Credit Parties' Reimbursement Obligation.  The reasonable expenses
          -------------------------------------------
of the Administrative Agent incurred in connection with actions undertaken as provided in this Section, together with interest thereon at the rate per annum set forth in Section 2.5 of the Credit Agreement for Base Rate Loans from the date of payment by the Administrative Agent to the date reimbursed by the SA Credit Parties, shall be payable by the SA Credit Parties to the Administrative Agent on demand.

     8.4  Ratification; Power Coupled With An Interest.  The SA Credit Parties
          --------------------------------------------
hereby ratify all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     9.  Duty of Administrative Agent.  The Administrative Agent's sole duty
         ----------------------------
with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Except as required by applicable law, neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the SA Credit Parties or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the Lenders hereunder are solely to protect the Administrative Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Administrative Agent or any Lender to exercise any such powers. The Administrative Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the SA Credit Parties for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

     10.  Execution of Financing Statements.  Pursuant to Section 9-402 of the
          ---------------------------------
Code, each of the SA Credit Parties authorizes the Administrative Agent to file financing statements with respect to the Collateral without the signature of the SA Credit Party in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent and the Lenders under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     11.  Authority of Administrative Agent.  The SA Credit Parties acknowledge
          ---------------------------------
that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the SA Credit Parties, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the SA Credit Parties shall be under no obligation, or entitlement, to make any inquiry respecting such authority.

     12.  Notices.  All notices shall be given or made in accordance with
          -------
Section 9.2 of the Credit Agreement.

     13.  Severability.  Any provision of this Agreement which is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14.  Amendments in Writing; No Waiver; Cumulative Remedies.
          -----------------------------------------------------

     14.1  Amendments in Writing.  None of the terms or provisions of this
           ---------------------
Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent and the SA Credit Parties directly affected thereby; provided that any provision of this Agreement
                                   --------
may be waived by the Administrative Agent in a letter or agreement executed by the Administrative Agent or by facsimile transmission from the Administrative Agent.

     14.2  No Waiver by Course of Conduct.  Neither the Administrative Agent nor
           ------------------------------
any Lender shall by any act (except by a written instrument pursuant to subsection 14.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

     14.3  Remedies Cumulative.  The rights and remedies herein provided are
           -------------------
cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     15.  Section Headings.  The section and subsection headings used in this
          ----------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     16.  Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
successors and assigns of the SA Credit Parties and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns, provided that the SA Credit Parties may not assign any of their rights or
--------
obligations under this Agreement without the prior written consent of the Administrative Agent and any such purported assignment shall be null and void.

     17.  Further Assurances and Covenants.  Each SA Credit Party agrees that it
          --------------------------------
will execute and delivery such further documents and do such other acts and things as the Administrative Agent may reasonably request in order fully to effect the purposes of this Agreement. Each SA Credit party will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral of such SA Credit Party and such other reports in connection with such Collateral as the Administrative Agent may reasonably request, all in reasonable detail. Each SA Credit Party will promptly and as soon as reasonably possible (but in any event within ten (10) days) notify the Administrative Agent of any material event causing loss or depreciation in value of the Collateral which is outside the ordinary course of business of such SA Credit Party or any event which, in respect to any single such event, causes loss or depreciation in excess of $100,000 and in respect of any of such Events will also notify the Administrative Agent of the amount of such loss or depreciation.

     18.  Compliance with Laws.  No SA Credit Party shall use or permit any
          --------------------
Collateral to be used unlawfully in any material respect or in violation of any provision of this Agreement or any other Credit Document or in violation in any material respect of any applicable statute, regulation or ordinance or any policy of insurance covering such Collateral. Each SA Credit Party shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral. Each SA Credit Party will use reasonable commercial efforts to enter into only such Contracts which do not prohibit the assigning of any rights of any SA Credit Party thereunder in the manner contemplated by this Agreement. In the event that any SA Credit Party enters into any Contract which does not permit the assignment of rights thereunder in the manner contemplated by this Agreement, such SA Credit Party shall provide prompt written notice thereof to the Administrative Agent and shall provide a copy of such Contract to the Administrative Agent.

     19.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
          -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

     20.  Arbitration; Consent to Jurisdiction and Service of Process.
          -----------------------------------------------------------

     (a) Upon demand of any party hereto, whether made before or after institution of any judicial action, any dispute, claim or controversy arising out of or connected with this Agreement or the Credit Documents ("Disputes")
                                                                  --------
shall be resolved by binding arbitration as provided herein. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions and claims arising from Credit Documents executed in the future. Arbitration shall be conducted under the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration
                        -----------------
Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina or such other place as agreed to in writing by the parties. A judgment upon the award may be entered in any court having jurisdiction, and all decisions shall be in writing. The panel from which all arbitrators are selected shall be comprised of licensed attorneys having at least ten years' experience representing parties in secured lending transactions. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Interest Protection Agreements.

     (b) Notwithstanding the preceding binding arbitration provision, the Administrative Agent preserves certain remedies that may be exercised during a Dispute. The Administrative Agent shall have the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Agreement or the Credit Documents or under applicable law, (ii) all rights of self help including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment and appointment of receiver, (iv) when applicable, a judgment by confession of judgment and (v) other remedies. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     (c) By execution and delivery of this Agreement, each SA Credit Party accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, North Carolina and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each SA Credit Party and the Administrative Agent irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Administrative Agent to bring proceedings against any or all SA Credit Parties in any court or pursuant to arbitration proceedings in any other jurisdiction.

     21.  Security Interest Absolute.  All rights of the Administrative Agent
          --------------------------
and security interests hereunder, and all obligations of each SA Credit Party hereunder, shall be absolute and unconditional, irrespective of:

     (i) any lack of validity or enforceability of any of the Credit Agreement or any other Credit Document; or any other agreement or instrument relating to any of the foregoing;

     (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Credit Document;

     (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guaranty, for all or any of the Secured Obligations; or

     (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, such SA Credit Party or a third party grantor.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                              BORROWER:

                                    T/SF COMMUNICATIONS CORPORATION,
                                    a Delaware corporation


                                    By:
                                          --------------------------------
                                    Name:
                                          --------------------------------
                                    Title:
                                          --------------------------------

GUARANTORS/OTHER SA CREDIT PARTIES:

     T/SF HOLDINGS, LLC
          By:  T/SF COMMUNICATIONS CORPORATION,
               as Managing Member


               By:
                      --------------------------------
               Name:
                      --------------------------------
               Title:
                      --------------------------------

     ATWOOD, LLC
     GALAXY REGISTRATION, LLC
     GEM GAMING, LLC
          By:  T/SF HOLDINGS, LLC
               as Sole Member
               By:  T/SF COMMUNICATIONS CORPORATION,
                    as Managing Member


                    By:
                           --------------------------------
                    Name:
                           --------------------------------
                    Title:
                           --------------------------------

                  (Signatures continued on the following page)

     ATWOOD CONVENTION PUBLISHING, INC.
     CORSEARCH, INC.
     CRIMESEARCH, INC.
     (formerly DacNet, Inc.)
     EXPO MAGAZINE, INC.
     GALAXY DESIGN & PRINTING, INC.
     GALAXY REGISTRATION, INC.
     G.E.M. COMMUNICATIONS, INC.
     TRANSPORTATION COMMUNICATIONS SERVICES, INC.
     TRANSPORTATION INFORMATION SERVICES, INC.
     T/SF EUROPE, INC.
     T/SF INVESTMENT CO.
     T/SF OF NEVADA, INC.


     By:
            --------------------------------
     Name:
            --------------------------------
     Title:
            --------------------------------



                  [Signatures continued on the following page]

ADMINISTRATIVE AGENT:

     FIRST UNION NATIONAL BANK
     as Administrative Agent

     By:
            --------------------------------
     Name:
            --------------------------------
     Title:
            --------------------------------

                                   Schedule 1
                                   ----------

               Chief Executive Office and Locations of Collateral

                  Chief Executive       Locations of          Record Owner
SA Credit Party       Office             Collateral     (If other than SA Credit
---------------       ------             ----------     ------------------------
                                                                  Party)
                                                                  ------

                                   Schedule 2
                                   ----------

           Filings and Actions required to Perfect Security Interests

UCC FILINGS
-----------

                                   Schedule 3
                                   ----------

                       Copyrights and Copyright Licenses

                                   Schedule 4
                                   ----------

                          Patents and Patent Licenses

                                   Schedule 5
                                   ----------

                       Trademarks and Trademark Licenses

                                   Schedule 6
                                   ----------

                    Contracts with Governmental Authorities